                                                                 EXHIBIT 3.12(i)


         Certificate of Incorporation of "The William T. Field Engineers, Incorporated" pursuant to Article Two of the Stock Corporation Law.

         We, the undersigned, desiring to form a business corporation pursuant to Article Two of the Stock Corporation Law of the State of New York, do hereby make, subscribe and acknowledge this certificate for that purpose as follows:

         1. The name of the proposed corporation is "The William T. Field, Engineers, Incorporated."

         2. The purposes for which it is to be formed are as follows:

         (1) To carry on a general engineering business; to plan, design, make, supervise, construct, manage, appraise, alter, remove, repair, equip, improve either in whole or in part, water supply systems, sewerage systems, industrial plants and processes, hydraulic developments, hydroelectric plants, bridges, railroads, canals, piers, docks, wharves, highways, roads, pavements, any and all kinds of buildings, foundations, mines, shafts, tunnels, walls, subways, tramways, viaducts, aqueducts, vaults, elevators, piers, dry docks, slips, harbors, vessels, reservoirs, structures of every kind including superstructures and substructures and the latter, whether they are subterranean or subaqueous, embankments, excavations, irrigation systems, reclamation improvement, plants, machinery, appliances and devices for the generation, accumulation and distribution of electrical force and energy of every kind and nature, plants furnishing by electricity or otherwise, light, heat or power, and any and all works and conveniences of public or private utility and to make and enter into any and all kinds of contracts for the doing of any, of said things, or assignments of contracts therefor or relating thereto or connected therewith and to receive in payment therefor cash or stocks, bonds or other securities of any corporation with which much contracts may be made, and any and all other property of any sort whatsoever and to hold or sell the same, and to subscribe to the capital stock, bonds, debentures, or other securities of any such corporation; to take acquire, buy, own, maintain, work, develop, sell, convey, lease, mortgage, exchange, improve on and otherwise deal in and dispose of real property or any interests and rights therein; to carry on a general engineering and construction business, a general manufacturing business and to manufacture any or all machinery, tools, implements, appliances, supplies and materials for use in or about any of the works, constructions or operations aforementioned or otherwise and to maintain and operate a factory or factories for the manufacture of such machinery, tools, implements, appliances, supplies and materials and any other articles capable of being manufactured thereof and to use, sell or otherwise dispose of any such machinery, tools, implements, appliances, supplies materials or other articles.

         3. The total number of shares that may be issued by the corporation is 1000, all of which are to be of one class and without per value.

         4. The capital of the corporation shall be at least equal to the sum of the aggregate par value of all issued shares having per value, plus the aggregate amount of consideration received by the corporation for the issuance of shares without par value, plus such amounts as from time to time by resolution of the Board of Directors, may be transferred thereto.

         5. The office of the corporation is to be located in the City of Watertown, County of Jefferson, State of New York.


         6. Its duration is to be perpetual.

         7. The number of directors is to be three.

         8. The names and post office addresses of the directors until the first annual meeting of the stockholders are as follows:

     Names                              Post Office Addresses
William T. Field                906 State Street, Watertown, New York.

Arthur H. Emerson               946 Gotham Street, Watertown, New York.

Albert D. Merrill               344 S. Indiana Ave, Watertown, New York.


         9. The name and post office address of each subscriber to this certificate and a statement of the number of shares stock which he agrees to take are as follows.

     Names                  Post Office Addresses              No. of Shares
William T. Field        906 State St., Watertown, N.Y.              972

Arthur H. Emerson       946 Gotham St., Watertown, N.Y.              20

Brayton A. Field        302 TenEyok St., Watertown, N.Y.              4


         10. All of the subscribers to this certificate are of full age, at least two-thirds of them are citizens or the United States and at least one of them is a resident of the State or New York. All of the persons named as directors are of full age and at least one of them is a citizen of the United States and a resident of the State of New York.

         11. The corporation may issue and sell its authorized shares without par value for such consideration as from time to time may be fixed by the Board of Directors.

         12. Directors are not required to be stock holders.

         13. Except as to a special election as provided for in the General Corporation Law, fifty percent of the outstanding shares of the corporation and entitled to vote for the election of directors shall constitute a quorum at election of directors.

         14. At every meeting of the stockholders, the presence either in person or by proxy, of the holders of at least one-half of all outstanding shares entitled to vote shall be necessary to constitute a quorum, except as to a special election as provided for in the General Corporation Law.

         15. Shares of stock in other corporations held by this corporation shall be voted by such officer or officers of this corporation as the board of directors by a majority vote shall designate for that purpose, or by a proxy thereunto duly authorized by like vote of said board, except as otherwise ordered by vote of the holders of a majority of the shares outstanding and entitled to vote.

         16. Any director of the corporation may be removed at any time either with or without cause by a vote of a majority of the outstanding shares of the corporation, entitled to vote for the election of directors, at a meeting of the shareholders called for that purpose.

         17. It is hereby provided pursuant to section 74 of the Stock Corporation Law, that this corporation shall have power to issue the whole or any part of the shares of its capital stock as partly paid stock, subject to calls thereon until the whole thereof shall have been paid in, in accordance with said section 74.

         18. To purchase or otherwise acquire all or any part of the business, good will, rights, property and assets of all kinds and assume all or any part of the liabilities of any corporation, association, partnership or person engaged in any business included in the foregoing purposes and objects, or incidental thereto.


     19. To acquire and take over as a going concern and to carry on the business of any person, firm, association or corporation engaged in any business which this corporation is authorized to carry on and in connection therewith to acquire the good will and all or any part of the assets and to assume or otherwise provide for all or any of the liabilities of the owner or owners of any such business.

     20. To purchase, or otherwise acquire, all the property, assets, good will and rights belonging thereto, to assume all the liabilities and obligations thereof and take over as a going concern the business of general engineering heretofore carried on at Watertown, New York by Williams T. Field, and to pay for the same with in cash, stock of this company, bonds or otherwise; to manage conduct and carry on the whole or any part of the business so acquired, and to exercise all the powers necessary, incidental or impliedly conferred by law in and about the transaction and management of such business.

     21. To purchase or otherwise acquire real estate and leaseholds or any interest therein, in addition to such as may be necessary for the purposes hereinbefore expressed, and to own, hold or improve, sell and deal in the same.

     To purchase or otherwise acquire real and personal property of any and all kinds that may be lawfully acquired and held by a business corporation and in particular lands, leaseholds, shares of stock, mortgages, bonds, debentures, and other securities, merchandise, book debts, and claims, copyrights, manuscripts, trademarks, tradenames, brands, labels, patents, caveats and patent rights, licenses, grants and concessions and any interest in real or personal property.

     22. Subject to the restrictions or limitations imposed by law, to purchase or otherwise acquire, hold, own, sell, assign, transfer, mortgage, pledge, exchange or otherwise dispose of the shares of the capital stock, bonds, obligations or other securities or evidences of indebtedness of other corporations, domestic and foreign, and the good will, rights, assets and property of any and every kind or any part thereof, of any person, firm or corporation, domestic or foreign, and if desirable to issue in exchange therefor the stock, bonds or other obligations of this company, and while the owner of such shares of the capital stock to exercise all rights, powers and privileges of ownership, including the power to vote thereon; and for any and all lawful purposes, in the course of the transaction of the business and affairs of the corporation, to acquire real and personal property, rights and interests of every nature, and to execute and issue bonds, debentures and other negotiable or transferable instrument and to mortgage or pledge any or all of the property of the corporation, to secure such bonds, debentures or other instruments, upon such terms and conditions as may be set forth in the instrument or instruments mortgaging or pledging the same, or in any deed, contract or other instrument relating thereto.

     23. In the absolute discretion of the directors they may use and apply the surplus property, earnings or accumulated profits to the creation and maintenance of a surplus fund and to the purchase and acquisition of its own capital stock and it may take said capital stock in payment or satisfaction of any debt due to the company from time to time, and to any such extent and manner, and upon such terms as the directors shall determine, and may reissue any stock no acquired.

     24. The board of directors may in their discretion before declaring a dividend, in any year, set apart or reserve from the surplus profits of such year such sum or sums as may be determined by them so that the same may be used as working capital in the business of the corporation or as a reserve or surplus fund to meet liabilities or contingencies, or to purchase the stock, bonds and other obligations of other corporations.

     25. To borrow money, and, from time to time, to make, accept, endorse, execute and issue bonds, debentures, promissory notes, bills of exchange, and other obligations of the corporation for moneys borrowed or in payment for property acquired or for any of the other objects or purposes of the corporation or its business, and to secure the payment of any such obligations by mortgages, pledge, deed, indenture, agreement or other instrument of trust, or by other lien upon, assignment of or agreement in regard to, all or any part of the property, rights or privileges of the corporation wherever situated, whether now owned or hereafter to be acquired.

     26. To make any guarantee respecting dividends, shares of stock, bonds, debentures, contracts or other obligations to the extent that such power may be exercised by corporations organized under the Stock Corporation Law.

         27. To enter into, make, perform and carry out contracts of every kind, which may be necessary for or incidental to the business of the corporation, with any person, firm, corporation, private, public or municipal, body politic, under the government of the United States, or any territory, district, protectorate, dependency or insular or other possession or acquisition of the United States, or any foreign government, so far as, and to the extent that the same may be done and performed by a corporation organized under the Stock Corporation Law.

         28. The corporation may have offices, agencies or branches, conduct its business or any part thereof, purchase, lease or otherwise acquire, hold, mortgage and convey real and personal property, and do all or any of the acts and things herein set forth as purposes and such other sets and things as may be requisite for the corporation in the convenient transaction of its business, outside the State of New York, as well as within the state, and in any or all the other states of the United States, in the District of Columbia, in any of the territories, districts, protectorates, dependencies or insular or other possessions or acquisitions of the United States, and in any or all foreign countries.

         29. The purposes and powers specified in the clauses contained in article second of this certificate, shall, except when otherwise expressed in said article, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause of this or any other article in this certificate, but the purposes and powers specified in each of the clauses of this article shall be regarded as independent purposes and powers, and the specification herein contained of particular powers of the corporation is not intended to be, and is not in limitation but in furtherance of the powers granted to corporations organized under the Stock Corporation law, under and in pursuance of the provisions of which the corporation is formed.

         30. No contract or other transaction between the corporation and any other corporation shall be affected or invalidated by the fact that any one or more of the directors of this corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporation and any director or directors, individually or jointly may be party or parties to, or may be interested in, any contract or transaction of this corporation or in which this corporation is interested; and no contract, act or transaction of this corporation with any person or persons, firm or corporation, shall be affected or invalidated by the fact that any director or directors of this corporation is a party, or are parties to or interested in such contract, act, or transaction, or in any way connected with such person or persons, firm or association, and each and every person who may become a director of this corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any firm, association or corporation in which he may be in anywise interested.

         31. The Board of Directors shall have power without any action on the part of the stockholders, to make, alter or repeal by-laws for the corporation, in accordance with Section 34 of the general corporation law.

         32. No stock shall be sold or transferred by any stockholder unless and until such stock has been first formally offered in writing to the Treasurer of the corporation at its then book value as shown by the records end books of the corporation and the Treasurer for thirty days following such offer shall have refused in writing or neglected to purchase the same.

         33. To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or in the furtherance of any of the powers hereinbefore set forth, either alone or associated with any corporations, firms or individuals, and to do any other act or acts, thing or things incidental or pertaining to, or growing out of, or connected with the aforesaid business or powers, or any part or parts thereof, provided the same be not inconsistent with the law under which this corporation is organized.

         IN WITNESS WHEREOF, we have made, subscribed and acknowledged this certificate in duplicate.


         Dated this 15th day of February, 1929.


                                                /s/ William T. Field
                                                --------------------------------


                                                /s/ Arthur H. Emerson
                                                --------------------------------


                                                /s/ Albert D. Merrill
                                                --------------------------------

                          CERTIFICATE OF CHANGE OF NAME
                                       of

                  THE WILLIAM T. FIELD ENGINEERS, INCORPORATED
                                       to

                      FIELD, EMERSON & MORGAN, INCORPORATED
              Pursuant to Section 40 of the General Corporation Law


         We, the undersigned, constituting the holders of record of all the outstanding shares of the William T. Field, Engineers, Incorporated, entitled to vote on a change in the name of said corporation, certify:

         1. The name of this corporation is The William T. Field Engineers, Incorporated.

         2. The Certificate of Incorporation was filed in the office of the Secretary of State on the 25th day of February, 1929.

         3. The new name to be assumed by this corporation is FIELD, EMERSON & MORGAN, INCORPORATED.

         IN WITNESS WHEREOF, We have made and subscribed this certificate in duplicate, this 24th day of July, 1942.


                                /s/ William T. Field      Owning 962 shares
                                ------------------------

                                /s/ Arthur H. Emerson     Owning 20 shares
                                ------------------------

                                /s/ Charles L. Morgan     Owning  4 shares
                                ------------------------

                                /s/ Albert D. Merrill     Owning  4 shares
                                ------------------------

                                /s/ Fred H. Jennings      Owning  6 shares
                                ------------------------
                                B.A. FIELD ESTATE


                                By: /s/ William T. Field  Owning  4 shares
                                ------------------------
                                      Executor

                         CERTIFICATE OF CHANGE OF NAME

                                       of

                     FIELD, EMERSON & MORGAN, INCORPORATED

                                       to

                   WILLIAM T. FIELD ASSOCIATES, INCORPORATED


Pursuant to Section 40 of the General Corporation Law

     We, WILLIAM T. FIELD and CHARLES J. ELLIOT, being respectively the President and the Secretary of Field, Emerson & Morgan, Incorporated, certify:

     1. The name of this corporation is Field, Emerson & Morgan, Incorporated, and the name under which this corporation was originally incorporated was The William T. Field Engineers, Incorporated.

     2. The Certificate of Incorporation was filed in the office of the Secretary of State on the 25th day of February, 1929 and the only previous certificate of change of name was filed in the office of the Secretary of State August 5, 1942.

     3. The new name to be assumed by this corporation is WILLIAM T. FIELD, ASSOCIATES, INCORPORATED.

     IN WITNESS WHEREOF, we have made and subscribed this certificate in duplicate this 5th day of December 1950.


                                                  /s/ WILLIAM T. FIELD
                                                  ----------------------
                                                         President


                                                  /s/ CHARLES J. ELLIOTT
                                                  ----------------------
                                                        Secretary

                         CERTIFICATE OF CHANGE OF NAME
                                       OF
                   WILLIAM T. FIELD ASSOCIATES, INCORPORATED
                                       TO
                             MADIGAN-HYLAND, INC.,
             PURSUANT TO SECTION 40 OF THE GENERAL CORPORATION LAW

     We, Ruth Child and Doris P. Field, being respectively the Vice President and the Secretary of William T. Field Associates, Incorporated, certify:

     1. The certificate of incorporation was filed in the office of the Secretary of State on February 25, 1929, under the name of The William T. Field Engineers, Incorporated.

     2. The name of the corporation was changed to Field, Emerson and Morgan, Incorporated, by certificate filed in the office of the Department of State on August 5, 1942.

     3. That the name of the corporation was changed to its present form, William T. Field Associates, Incorporated, by certificates filed in the office of the Department of State on December 7, 1950.

     4. The new name to be assumed by this corporation is Madigan-Hyland, Inc.

     IN WITNESS WHEREOF, we have made and executed this certificate this 9th day of March, 1961.

                                             /s/ RUTH CHILD
                                        ---------------------------------------
                                             Vice President

                                             /s/ DORIS P. FIELD
                                        ---------------------------------------
                                             Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                              MADIGAN-HYLAND, INC.

             (Pursuant to Section 36 of the Stock Corporation Law)

         I, the undersigned, constituting the holder of record of all of the outstanding shares of Madigan-Hyland, Inc. entitled to vote with relation to proceedings provided for in this Certificate, do hereby certify as follows:

         FIRST: The name of the Corporation is Madigan-Hyland, Inc.

         SECOND: The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State on February 25, 1929, under the name of The William T. Field, Engineers, Incorporated.

         THIRD: The Certificate of Incorporation is hereby amended to effect the following changes authorized in Subdivision 2 of Section Thirty-five of the Stock Corporation Law:

         (a) To change shares without par value into shares with par value;

         (b) To authorize additional shares with par value;

         (c) To insert a provision abolishing pre-emptive rights of all shareholders of the Corporation;

         (d) To strike out the statement respecting capital described in Paragraph B of Subdivision 4 of Section Twelve of the Stock Corporation Law;

         (e) To change the location of the office of the Corporation.

         (f) To change the number of directors by providing that the number shall be not less than a stated minimum nor more than a stated maximum;

         (g) To strike out a provision restricting the sale or transfer of stock.

         FOURTH: The one thousand (1,000) shares without par value previously authorized and issued are hereby changed into one thousand (1,000) shares of capital stock of the par value of one dollar ($1.00) each on a share for share basis.

         FIFTH: Article 3. of the Certificate of Incorporation relating to the number and par value of the shares of the Corporation is hereby amended to read as follows:

         3. The total number of shares that may be issued by the Corporation is fifty thousand (50,000), all of which are to be one class and of the par value of one dollar ($1.00) each.

         No holder of stock of this Corporation of any class shall have any pre-emptive or preferential right of subscription to any shares of any class of this Corporation, whether now or hereafter authorized, or to any obligations convertible into stock of this Corporation hereafter issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may from time to time determine, and at such price as the Board of Directors may from time to time fix pursuant to authority conferred by law.

         SIXTH: The Certificate of Incorporation is hereby amended by striking out Article 4, containing the statement respecting capital described in Paragraph B of Subdivision 4 of Section Twelve of the Stock Corporation Law.

         SEVENTH: Article 5. of the Certificate of Incorporation relating to the location of the office of the Corporation is hereby amended to read as follows:

         5. The office of the Corporation shall be located in the City of New York, County of Queens, State of New York.

         EIGHTH: Article 7. relating to the number of directors is hereby amended to read as follows:

         7. The number of directors shall not be less than three (3) nor more than (9) nine.

         NINTH: The Certificate of Incorporation is hereby amended by striking out Article 32. restricting the sale or transfer of stock.

         IN WITNESS WHEREOF, I have made and subscribed this Certificate this 29th day of August, 1981.


                                             /s/ MICHAEL J. MADIGAN
                                             -----------------------
                                             Michael J. Madigan

                             CERTIFICATE OF MERGER

                                       OF

                                  NEWMAD INC.

                                      INTO

                              MADIGAN-HYLAND, INC.

     Under Section 904 of the Business Corporation Law

     NEWMAD INC., a corporation incorporated under the laws of the State of New York, and MADIGAN-HYLAND, INC., a corporation incorporated under the laws of the State of New York, hereby certify that:

     1. (a) the names of the constituent corporations are NEWMAD, INC. and MADIGAN-HYLAND, INC. The name under which MADIGAN-HYLAND, INC. was formed was THE WILLIAM T. FIELD ENGINEERS, INCORPORATED.

          (b) MADIGAN-HYLAND INC. is the surviving corporation, but its name will be MADIGAN-PRAEGER, INC.

     2. (a) The designation and number of outstanding shares of NEWMAD INC. is 100 shares of Common Stock, all of which are entitled to vote.

          (b) The designation and number of outstanding shares of MADIGAN-HYLAND, INC. is 37,150 shares of Common Stock, all of which are entitled to vote.

     3. Article 1 of the Certificate of Incorporation of MADIGAN-HYLAND, INC. is hereby amended to read in its entirety as follows:



                                       1.

           "1.  The name of the corporation is MADIGAN-PRAEGER, INC."


     4. Article 7 of the Certificate of Incorporation of MADIGAN-HYLAND, INC. is amended to read in its entirety as follows:

          "7. The number of directors shall be not less than three (3) nor more than ten (10)."

     5. The Agreement of Merger by and between the constituent corporations may be abandoned at any time prior to the filing of this Certificate of Merger.

     6. The Certificate of Incorporation of NEWMAD INC. was filed by the Department of State on August 27, 1969.

     7. The Certificate of Incorporation of MADIGAN-HYLAND, INC. was filed by the Department of State on February 25, 1929.

     8. The merger was authorized by the shareholders of NEWMAD INC. by unanimous written consent of the holders of all outstanding shares entitled to vote thereon.

     9. The merger was authorized by the shareholders of MADIGAN-HYLAND, INC. at a meeting of shareholders by vote of the holders of two-thirds of all outstanding shares entitled to vote thereon.

                                       2.

     IN WITNESS WHEREOF, the undersigned have caused this Certificate to be executed this 19th day of September, 1969, and the statements contained herein are affirmed as true under the penalties of perjury.


                                               NEWMAD INC.



                                               By  /s/ RICHARD DE LANCIE
                                                   ----------------------------
                                                   Richard De Lancie President



                                               By   /s/ HARRIS C. SMITH
                                                    ----------------------------
                                                    Harris C. Smith Secretary


                                               MADIGAN-HYLAND, INC.



                                               By   /s/ RICHARD O. PRAEGAR
                                                    ----------------------------
                                                    Richard O. Praegar President



                                               By   /s/ FRANK MULLER
                                                    ----------------------------
                                                    Frank Muller Secretary

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                             MADIGAN-PRAEGER, INC.

               Under Section 805 of the Business Corporation Law

     The undersigned, being the sole shareholder of MADIGAN-PRAEGER, INC. hereby certifies that:

     1. The name of the Corporation is MADIGAN-PRAEGER, INC. The name under which it was formed was THE WILLIAM T. FIELD ENGINEERS, INCORPORATED.

     2. The Certificate of Incorporation was filed by the Department of State on February 25, 1929.

     3. The Certificate of Incorporation is amended to change the corporate name, and to effect such amendment Article 1 of the Certificate of Incorporation is amended to read as follows:

          "1.  The name of the Corporation is URS/MADIGAN-PRAEGER, INC."

     4. The foregoing amendment of the Certificate of Incorporation was authorized by the unanimous written consent of the sole shareholder of the Corporation.

     IN WITNESS WHEREOF, this Certificate has been signed on the 20th day of May, 1976 and the statements contained herein are affirmed as true under penalties of perjury.

                                                  URS CORPORATION

                                                  By /s/ ARTHUR STROMBERG
                                                     ---------------------------
                                                     Arthur Stromberg, President

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                           URS/MADIGAN-PRAEGER, INC.

               Under Section 805 of the Business Corporation Law

     The undersigned, being the sole shareholder of URS/MADIGAN-PRAEGER, INC. hereby certifies that:

     1. The name of the Corporation is URS/MADIGAN-PRAEGER, INC. The name under which it was formed was THE WILLIAM T. FIELD ENTERPRISES INCORPORATED.

     2. The Certificate of Incorporation was filed by the Department of State on February 25, 1929.

     3. The Certificate of Incorporation is amended to change the corporate name, and to effect such amendment Article 1 of the Certificate of Incorporation is amended to read as follows:

          "1. The name of the Corporation is URS Company, Inc."

     4. The foregoing amendment of the Certificate of Incorporation was authorized by the unanimous written consent of the sole shareholder of the Corporation.

     IN WITNESS WHEREOF, this Certificate has been signed on the 18th day of January, 1980 and the statements contained herein are affirmed as true under penalties of perjury.

                                   URS CORPORATION (SOLE SHAREHOLDER)

                                   By: /s/ ARTHUR H. STROMBERG
                                       ----------------------------------------
                                           Arthur H. Stromberg, President

                             CERTIFICATE OF CHANGE
                                       OF
                               URS COMPANY, INC.

                           UNDER SECTION 805-A OF THE
                            BUSINESS CORPORATION LAW

                                   * * * * *

     WE, THE UNDERSIGNED, Elmer Isaak and Helene Michaelis, being respectively the President and the Assistant Secretary of URS COMPANY, INC., hereby certify:

     1. The name of the corporation is

                               URS COMPANY, INC.

     2. The following was authorized by unanimous consent of the sole stockholder:

     To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from URS Company, Inc., 28-04 45th Street, Long Island City, New York 11103 to URS Company, Inc., 150 East 42nd Street, New York, New York 10017.

     IN WITNESS WHEREOF, we have signed this Certificate on the 27th day of January 1981, and we affirm the statements contained therein as true under penalties of perjury.



                                                   /s/ ELMER B. ISAAK
                                                   -----------------------------
                                                   Elmer Isaak, President


                                                   /s/ HELENE MICHAELIS
                                                   -----------------------------
                                                   Helene Michaelis, Asst. Secy.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF

                               URS COMPANY, INC.

Under section 805 of the New York Business Corporation Law

     The undersigned, being the sole shareholder of URS Company, Inc., a New York Corporation (the "Corporation"), hereby certifies that:

          1. The name of the Corporation is URS Company, Inc. The name under which it was formed was The William T. Field Engineers, Incorporated.

          2. The Certificate of Incorporation was filed by the New York Department of State on February 25, 1929.

          3. The Certificate of Incorporation is amended to change the corporate name, and to effect such amendment Article I of the Certificate of Amendment is amended to read as follows:

          "1. The name of the Corporation is URS Consultants, Inc."

          4. The foregoing amendment of the Certificate of Incorporation has been duly authorized by the consent of the Board of Directors followed by the written consent of the sole shareholder of the corporation pursuant to Sec. 803
(a) of the New York Business Corporation Law.

          IN WITNESS WHEREOF, this Certificate has been signed on the 30th day of November, 1988 and the statements contained herein are affirmed as true under penalties of perjury.

                                        By: /s/ IRWIN L. ROSENSTEIN
                                           --------------------------------
                                           Irwin L. Rosenstein
                                           President & Sole Shareholder

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         URS GREINER CONSULTANTS, INC.

               Under Section 805 of the Business Corporation Law

     We, the undersigned, being respectively the President and Secretary of URS GREINER CONSULTANTS, INC. do hereby certify:

     1. The name of the Corporation is:

                         URS GREINER CONSULTANTS, INC.

     2. The Certificate of Incorporation was filed by the Department of State on the 25th day of February, 1929 under the original name of THE WILLIAM T. FIELD ENGINEERS, INCORPORATED.

     3. The Certificate of Incorporation is hereby amended to change the corporations name.

     Paragraph One of the Certificate of Incorporation is amended to read as follows:

     "1. The name of the corporation is:

     URS GREINER WOODWARD-CLYDE GROUP CONSULTANTS, INC."

     4. This amendment to the Certificate of Incorporation was authorized by a vote of the Board of Directors and approved by unanimous written consent of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have signed this Certificate of Amendment this 19th day of August 1998, and hereby affirm the truth of the statements contained herein under the penalties of perjury.



                                             /s/ IRWIN ROSENSTEIN
                                             -------------------------------
                                             Irwin Rosenstein, President



                                             /s/ KENT AINSWORTH
                                             -------------------------------
                                             Kent Ainsworth, Secretary

                           CERTIFICATE OF AMENDMENT OF

                          CERTIFICATE OF INCORPORATION

                                       OF

               URS GREINER WOODWARD-CLYDE GROUP CONSULTANTS, INC.

                                     * * *

               Under Section 806 of the Business Corporation Law

     We, the undersigned, being respectively the Vice President and Assistant Secretary of URS Greiner Woodward-Clyde, Inc. do hereby certify:

     1. The name of the Corporation is:
          URS GREINER WOODWARD-CLYDE GROUP CONSULTANTS, INC.

     2. The Certificate of Incorporation was filed by the Department of State on the 25th day of February, 1929 under the original name of WILLIAM T. FIELD ENGINEERS, INCORPORATED.

     3. The Certificate of Incorporation is hereby amended to change the Corporation's name.

     Paragraph One of the Certificate of Incorporation is amended to read as follows:

     "1. The name of the corporation is
          URS CORPORATION GROUP CONSULTANTS"

     4. This amendment to the Certificate of Incorporation was authorized by unanimous written consent of the Board of Directors followed by a vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting held by the shareholders of the Corporation.

     IT WITNESS WHEREOF, we have signed this Certificate of Amendment this 7th day of April 2000, and hereby affirm the truth of the statements contained herein under the penalties of perjury.

                                       /s/ JOSEPH MASTERS
                                       ----------------------------------------
                                       Joseph Masters, Vice President

                                       /s/ CAROL BRUMMERSTEDT
                                       ----------------------------------------
                                       Carol Brummerstedt, Assistant Secretary